                                                                   EXHIBIT 99.19

                           UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF CALIFORNIA





IN RE:  TAL WIRELESS NETWORKS, INC.          CASE NO: 97-58435 MM
                                                      -----------
                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)
--------------------------------------

                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED     March, 1998
            ------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                         END OF        END OF        AS OF
                                                                        CURRENT        PRIOR       PETITION
2.  ASSET/LIABILITY SUMMARY                                              MONTH         MONTH        FILING
                                                                         -----         -----        ------
      Current Assets (Market Value)                                     $113,946      $122,273      $245,867
                                                                      ----------    ----------    ----------
      Total Assets (Market Value)                                     $5,526,564    $5,534,891    $5,665,985
                                                                      ----------    ----------    ----------
      Current Liabilities                                                $50,437       $36,494            $0
                                                                      ----------    ----------    ----------
      Total Liabilities                                               $5,517,472    $5,503,529    $5,467,035
                                                                      ----------    ----------    ----------

                                                                                                   PETITION
                                                                       CURRENT        PRIOR         DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                MONTH         MONTH        MONTH END
                                                                        -----         -----        ---------
      a.  Total Receipts                                                  $3,024       $12,092       $26,149
                                                                      ----------    ----------    ----------
      b.  Total Disbursements                                             $1,651           $80        $9,820
                                                                      ----------    ----------    ----------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      $1,373       $12,012       $16,329
                                                                      ----------    ----------    ----------
                                                                                                  ----------
      d.  Cash Balance Beginning of Month                                $31,437       $19,425
                                                                      ----------    ----------
      e.  Cash Balance End of Month (c + d)                              $32,810       $31,437
                                                                      ----------    ----------
                                                                      ----------    ----------
4.  POST-PETITION LIABILITIES & RECEIVABLES                            RECEIVABLES                LIABILITIES
                                                                      ----------                  ----------
      Balance at End of Previous Month                                   $75,156                    $36,494
                                                                      ----------                  ----------
      Balance at End of Current Month                                    $75,156                    $50,437
                                                                      ----------                  ----------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                         $0
                                                                      ----------
      Balance at End of Current Month (over 30 days)                      $3,174
                                                                      ----------

                                                                                                          YES        NO
                                                                                                          ---        --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)           X
                                                                                                         ------    ------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
     amount of payment and name of payee                                                                           X
                                                                                                         ------    ------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for payment,
     and name of payee)                                                                                            X
                                                                                                         ------    ------
9.   Have any payments been made to professionals?  (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                                 X
                                                                                                         ------    ------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                N/A
                                                                                                         ------    ------
11.  Is the estate insured for replacement cost of assets and for general liability?                               X
                                                                                                         ------    ------
12.  Are U.S. Trustee quarterly fees current?                                                            X
                                                                                                         ------    ------

     I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.


Date: April 17, 1998                     Richard J Redett
     ---------------                     ---------------------------------------
                                                    Responsible Individual

Effective 1/1/95

                                   BALANCE SHEET
                              (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED  March, 1998
                                             -------------

                                     ($_______)

  ASSETS

                                                         FROM SCHEDULES    MARKET VALUE
                                                         -------------     ------------
   CURRENT ASSETS
1        Cash and cash equivalents - unrestricted                                  $32,810
                                                                              -------------
2        Cash and cash equivalents - restricted                                         $0
                                                                              -------------
3        Accounts receivable (net)                                 A               $75,156
                                                                              -------------
4        Inventory                                                 B                    $0
                                                                              -------------
5        Prepaid expenses                                                           $5,980
                                                                              -------------
6        Other:
                --------------------------------------------                  -------------
7
          --------------------------------------------------                  -------------

8              TOTAL CURRENT ASSETS                                               $113,946
                                                                              -------------

   PROPERTY AND EQUIPMENT (MARKET VALUE)
9       Real property                                              C                    $0
                                                                              -------------
10      Machinery and equipment                                    D                    $0
                                                                              -------------
11      Furniture and fixtures                                     D                    $0
                                                                              -------------
12      Office equipment                                           D                    $0
                                                                              -------------
13      Leasehold improvements                                     D                    $0
                                                                              -------------
14      Vehicles                                                   D                    $0
                                                                              -------------
15      Other:                                                     D
              -------------------------------------------                     -------------
16                                                                 D
        -------------------------------------------------                     -------------
17                                                                 D
        -------------------------------------------------                     -------------
18                                                                 D
        -------------------------------------------------                     -------------
19                                                                 D
        -------------------------------------------------                     -------------

20            TOTAL PROPERTY AND EQUIPMENT                                              $0
                                                                              -------------

   OTHER ASSETS

21      Notes receivable-net of allowances                                      $5,000,000
        --------------------------------------------------                    -------------
22      Investment-NST                                                            $300,000
        --------------------------------------------------                    -------------
23      Investment-subs                                                           $112,618
        --------------------------------------------------                    -------------
24      Accounts receivable-intercompany net of allowances                              $0
        --------------------------------------------------                    -------------

25             TOTAL OTHER ASSETS                                               $5,412,618

                                                                              -------------
26             TOTAL ASSETS                                                     $5,526,564
                                                                              -------------
                                                                              -------------


   NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the
        date the value was determined.   Estimated based on experience
                                      ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Effective 1/1/95

                               LIABILITIES AND EQUITY
                              (GENERAL BUSINESS CASE)

                                      ($_____)



  LIABILITIES                                            FROM SCHEDULES
                                                         --------------
   POST-PETITION
     CURRENT LIABILITIES
27       Salaries and wages
                                                                              -------------
28       Payroll taxes
                                                                              -------------
29       Real and personal property taxes
                                                                              -------------
30       Income taxes
                                                                              -------------
31       Notes payable (short term)
                                                                              -------------
32       Accounts payable (trade)                                A                  $4,170
                                                                              -------------
33       Real property lease arrearage
                                                                              -------------
34       Personal property lease arrearage
                                                                              -------------
35       Accrued professional fees                                                 $46,267
                                                                              -------------
36       Current portion of long-term debt
              (due within 12 months)
                                                                              -------------
37       Other:
                 -------------------------------------------                  -------------
38
          --------------------------------------------------                  -------------
39
          --------------------------------------------------                  ------------

40       TOTAL CURRENT LIABILITIES                                                 $50,437
                                                                              -------------

41   LONG-TERM DEBT, NET OF CURRENT PORTION                                   -------------


42       TOTAL POST-PETITION LIABILITIES                                           $50,437
                                                                              -------------

   PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims                                          E                $100,000
                                                                              -------------
44       Priority unsecured claims                               E                $101,776
                                                                              -------------
45       General unsecured claims                                E              $5,265,259
                                                                              -------------

46       TOTAL PRE-PETITION LIABILITIES                                         $5,467,035
                                                                              -------------

47       TOTAL LIABILITIES                                                      $5,517,472
                                                                              -------------

  EQUITY (DEFICIT)

48        Preferred Stock                                                          $80,000
          ---------------------------------------------                       --------------
49        Common Stock                                                             $28,846
          ---------------------------------------------                       --------------
50        Additional Paid-In Capital                                           $18,461,441
          ---------------------------------------------                       --------------
51        Accumulated Deficit                                                 ($18,526,452)
          ---------------------------------------------                       --------------
52   Market value adjustment                                                      ($34,743)
53       TOTAL EQUITY (DEFICIT)                                                     $9,092


54       TOTAL LIABILITIES AND EQUITY (DEFICIT)                                 $5,526,564
                                                                              -------------
                                                                              -------------


Effective 1/1/95

                                     SCHEDULES
                              (GENERAL BUSINESS CASE)
                                      ($_____)

                                     SCHEDULE A
                          ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                            ACCOUNTS    ACCOUNTS PAYABLE       PAST DUE
Receivables and Payables Ageings           RECEIVABLE    [POST PETITION]   POST PETITION DEBT
                                           ----------    ---------------   -------------------
   0 -30 Days                                                  $996
                                           -----------   ----------- ---
   31-60 Days                                                $1,181    |
                                           -----------   -----------   |
   61-90 Days                                                $1,993    |            $3,174
                                           -----------   -----------   |-------------------
   91+ Days                                   $75,156                  |
                                           -----------   ----------- ---
   Total accounts receivable/payable          $75,156        $4,170
                                           -----------   -----------
                                                         -----------
   Allowance for doubtful accounts
                                           -----------
   Accounts receivable (net)                  $75,156
                                           -----------

                                     SCHEDULE B
                            INVENTORY/COST OF GOODS SOLD

  TYPES AND AMOUNT OF INVENTORY(IES)
  ---------------------------------
                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH
                                       ------------
  Retail/Restaurants -
   Product for resale
                                      --------------
  Distribution -
   Product for resale
                                      --------------
  Manufacturer -
   Raw materials
                                      --------------
   Work-in-progress
                                      --------------
   Finished goods
                                      --------------
  Other -
                                      --------------
   Explain
          --------------------------

  ----------------------------------
     TOTAL                                      $0
                                      --------------
                                      --------------

  COST OF GOODS SOLD
  ------------------

  Inventory Beginning of Month
                                      --------------
  Add -
     Net purchases
                                      --------------
     Direct labor
                                      --------------
     Manufacturing overhead
                                      --------------
     Freight in
                                      --------------
     Other:

          ------------------------    --------------

          ------------------------    --------------

  Less -

     Inventory End of Month
                                      --------------
     Shrinkage
                                      --------------
     Personal Use
                                      --------------


  Cost of Goods Sold                          $0
                                      --------------
                                      --------------

  METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
  ---------------------------                                    ---------------------------

  Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                   Yes      No
                      ---     ---
  How often do you take a complete physical inventory?           Valuation methods -
                                                                      FIFO cost
                                                                                          ---------
     Weekly                                                           LIFO cost
                     ---                                                                  ---------
     Monthly                                                          Lower of cost or
                     ---                                                  market
     Quarterly                                                                            ---------
                     ---                                              Retail method
     Semi-annually                                                                        ---------
                     ---
     Annually
                     ---
                                                                 Other -
  Date of last physical inventory was   Unknown                       Explain
                                      ----------
  Date of next physical inventory is    N/A                           ---------------------------------
                                      ----------
                                                                      ---------------------------------

Effective 1/1/95

                                     SCHEDULE C
                                   REAL PROPERTY

DESCRIPTION                                             COST       MARKET VALUE
-----------                                             ----       ------------
None
----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------


                                     SCHEDULE D
                              OTHER DEPRECIABLE ASSETS

DESCRIPTION                                             COST       MARKET VALUE
-----------                                             ----       ------------
MACHINERY & EQUIPMENT -

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------


   FURNITURE & FIXTURES -

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------


   OFFICE EQUIPMENT -

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------


   LEASEHOLD IMPROVEMENTS -

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------


   VEHICLES -
----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------

----------------------------------------             -----------   -------------
     TOTAL                                                   $0              $0
                                                     -----------   -------------
                                                     -----------   -------------

                                     SCHEDULE E
                              PRE-PETITION LIABILITIES

                                                        CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              AMOUNT      AMOUNT  (b)
-------------------------------------------              ------      -----------
   Secured claims  (a)                                   $100,000
                                                      ------------  ------------
   Priority claims other than taxes
                                                      ------------  ------------
   Priority tax claims                                   $101,776
                                                      ------------  ------------
   General unsecured claims                            $5,265,259
                                                      ------------  ------------

   (a)    List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                     SCHEDULE F
                             RENTAL INCOME INFORMATION
                     Not Applicable to General Business Cases.
Effective 1/1/95

                              STATEMENT OF OPERATIONS
                              (GENERAL BUSINESS CASE)
                          For the Month Ended March, 1998
                                              -----------
                                      $
                                       ----------

             CURRENT MONTH                                                                                CUMULATIVE    NEXT MONTH
------------------------------------------
 ACTUAL        FORECAST      VARIANCE                                                                   (CASE TO DATE)   FORECAST
 ------        --------      --------                                                                   --------------   --------
                                         REVENUES
                                 $0    1   Gross Sales                                                       $7,000
---------      --------    ----------                                                                      ----------     ---------
                                 $0    2   less: Sales Returns & Allowances
---------      --------    ----------                                                                     ----------     ---------
                                 $0    3   Net Sales                                                         $7,000            $0
---------      --------    ----------                                                                      ----------     ---------
                                 $0    4   less: Cost of Goods Sold                (Schedule 'B')           $68,271
---------      --------    ----------                                                                      ----------     ---------
                                 $0    5   Gross Profit                                                    ($61,271)           $0
---------      --------    ----------                                                                      ----------     ---------
    $24                         $24    6   Interest                                                             $24
---------      --------    ----------                                                                      ----------     ---------
                                       7   Other Income:
---------      --------    ----------                                                                      ----------     ---------
                                 $0    8
---------      --------    ----------      -------------------------------------------------------         ----------     ---------
                                 $0    9
---------      --------    ----------      -------------------------------------------------------         ----------     ---------

    $24            $0           $24   10     TOTAL REVENUES                                                ($61,247)           $0
---------      --------    ----------                                                                     ----------     ---------


                                        EXPENSES
                                 $0   11   Compensation to Owner(s)/Officer(s)
---------      --------    ----------                                                                     ----------     ---------
                                 $0   12   Salaries/Commissions
---------      --------    ----------                                                                     ----------     ---------
                                 $0   13   Management Fees
---------      --------    ----------                                                                     ----------     ---------
                                 $0   14   Depreciation
---------      --------    ----------                                                                     ----------     ---------
                                 $0   15   Taxes:
---------      --------    ----------                                                                     ----------     ---------
                                 $0   16     Employer Payroll Taxes
---------      --------    ----------                                                                     ----------     ---------
                                 $0   17     Real Property Taxes
---------      --------    ----------                                                                     ----------     ---------
                                 $0   18     Other Taxes
---------      --------    ----------                                                                     ----------     ---------
                                 $0   19   Other Selling
---------      --------    ----------                                                                     ----------     ---------
   $302                       ($302)  20   Other Administrative                                              $1,276
---------      --------    ----------                                                                     ----------     ---------
                                 $0   21   Interest
---------      --------    ----------                                                                     ----------     ---------
                                      22   Other Expenses:
---------      --------    ----------                                                                     ----------     ---------
                                 $0   23   Storage Rental                                                      $786
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   24   Accounting                                                        $1,510
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   25   Press Release                                                       $625
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
   $798                       ($798)  26   Telecommunications                                                $2,996
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
  $1,547                    ($1,547)  27   SEC Reporting                                                     $1,547
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   28
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   29
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   30
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
  $2,647            $0      ($2,647)  31     TOTAL EXPENSES                                                  $8,740            $0
---------      --------    ----------                                                                     ----------     ---------
 ($2,623)           $0      ($2,623)  32 SUBTOTAL                                                          ($69,987)           $0
---------      --------    ----------                                                                     ----------     ---------

                                         REORGANIZATION ITEMS
 $19,647                   ($19,647)  33   Professional Fees                                               $122,375
---------      --------    ----------                                                                     ----------     ---------
                                 $0   34   Provisions for Rejected Executory Contracts
---------      --------    ----------                                                                     ----------     ---------
                                           Interest Earned on Accumulated Cash
                                 $0   35     Resulting from Chp 11 Case
---------      --------    ----------                                                                     ----------     ---------
                                 $0   36   Gain or (Loss) from Sale of Equipment                             $4,592
---------      --------    ----------                                                                     ----------     ---------
                                 $0   37   US Trustee Fees                                                     $250
---------      --------    ----------      -------------------------------------------------------        ----------     ---------
                                 $0   38
---------      --------    ----------      -------------------------------------------------------        ----------     ---------

 $19,647            $0     ($19,647)  39     TOTAL REORGANIZATION ITEMS                                    $118,033            $0
---------      --------    ----------                                                                     ----------     ---------

($22,270)           $0     ($22,270)  40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                   ($188,020)           $0
---------      --------    ----------                                                                     ----------     ---------
                                 $0   41   FEDERAL & STATE INCOME TAXES
---------      --------    ----------                                                                     ----------     ---------

($22,270)           $0     ($22,270)  42 NET PROFIT (LOSS)                                                ($188,020)           $0
---------      --------    ----------                                                                     ----------     ---------
---------      --------    ----------                                                                     ----------     ---------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Effective 1/1/95

                     SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                              (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED  MARCH, 1998
                                              -------------





CASH BALANCE BEGINNING OF MONTH                                          $31,437
                                                                     -----------

CASH RECEIPTS  (1)                                                        $3,024
                                                                     -----------

CASH DISBURSEMENTS  (1)                                                   $1,651
                                                                     -----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                        $1,373
                                                                     -----------

CASH BALANCE END OF MONTH                                                $32,810
                                                                     -----------
                                                                     -----------







RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1         ACCOUNT 2              ACCOUNT 3
                                                    ---------         ---------              ---------
BANK                                             WELLS FARGO       BANK OF AMERICA
                                                -----------------  ------------------    -----------------
ACCOUNT TYPE                                     GENERAL           MURRAY&MURRAY TRUST
                                                -----------------  ------------------    -----------------
ACCOUNT NO.                                      0114-458243       00357-63272
                                                -----------------  ------------------    -----------------
ACCOUNT PURPOSE                                  OPERATIONS        NONE
                                                -----------------  ------------------    -----------------

BALANCE, END OF MONTH                                    $20,694             $12,116
                                                -----------------  ------------------    -----------------

Total Funds on Hand for all Accounts                     $32,810
                                                -----------------
                                                -----------------


(1)  Excluding bank transfers between your accounts.

     Effective 1/1/95